UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1937

Date of Report (Date of earliest event reported): January 9, 2008

Daktronics, Inc.

(Exact name of registrant as specified in its charter)

South Dakota	0-23246	46-0306862
(State or other jurisdiction	(Commission	(I.R.S. Employer
Incorporation or organization	File Number)	Identification Number)

331 32nd Ave

Brookings, SD 57006

(Address of principal executive office) (zip code)

(605) 697-4000

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report.)

7.01  Regulation FD Disclosure

        Please find the January 2008 Needham & Company Growth Conference Presentation attached as Exhibit 99.1. This Current Report on Form 8-K and the attached exhibit are furnished to, but not filed with, the Securities Exchange Commission ("SEC") and shall not be deemed to be incorporated by reference into any of the Company's filings with the SEC under the Securities Act of 1933, as amended, or the Exchange Act of 1934, as amended.

Item 9.01	Financial Statements and Exhibits:

(c) Exhibits.

99.1	Needham & Company Growth Conference Presentation

SIGNATURE

       Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

DAKTRONICS, INC.
By:	/s/ William R. Retterath
William R. Retterath, Chief Financial Officer

Date: January 9, 2008